UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 28, 2021

USD Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36674	30-0831007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
811 Main Street, Suite 2800
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
(281) 291-0510
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	USDP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01	Regulation FD Disclosure.

Quarterly Cash Distribution

On January 28, 2021, USD Partners LP (the “Partnership”) issued a press release announcing that the board of directors of USD Partners GP LLC, acting in its capacity as the general partner of the Partnership, declared a quarterly cash distribution of $0.111 per unit for the fourth quarter of 2020 ($0.444 per unit on an annualized basis), the same amount as distributed in the prior quarter. The distribution is payable on February 19, 2021, to unitholders of record at the close of business on February 10, 2021.

Fourth Quarter 2020 Earnings Release Date and Conference Call Information

The Partnership also announced that it plans to report fourth quarter 2020 financial and operating results after market close on Wednesday, March 3, 2021. The Partnership will host a conference call and webcast regarding its fourth quarter 2020 results at 11:00 a.m. Eastern Time (10:00 a.m. Central Time) on Thursday, March 4, 2021. Information on how to access the conference call and webcast can be found in the press release and will also be posted to the Partnership’s website at www.usdpartners.com in the “Investors” tab and the “Events and Presentations” sub-tab.

Information on our website is not incorporated by reference in this Current Report on Form 8-K. A copy of the Press Release is attached hereto as Exhibit 99.1. The information in this report and the exhibit attached to this report are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and are not incorporated by reference into any registration statement or other filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless the Partnership expressly states that such information is considered to be “filed” under the Exchange Act or incorporates such information by specific reference in a Securities Act or Exchange Act filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release of USD Partners LP dated January 28, 2021.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USD Partners LP (Registrant)

	By:	USD Partners GP LLC,
its general partner

Date: January 28, 2021	By:	/s/ Adam Altsuler
	Name:	Adam Altsuler
	Title:	Senior Vice President and Chief Financial Officer